CONVERTIBLE SENIOR NOTES	12 Months Ended
Dec. 31, 2025
Debt Instruments Held [Abstract]
CONVERTIBLE SENIOR NOTES [Text Block]

10.  CONVERTIBLE SENIOR NOTES

On December 4, 2025, the Company completed an offering of $350.0 aggregate principal amount of unsecured convertible senior notes ("the Notes") due in 2031. The Notes bear interest at 0.25% per annum, payable semi-annually, and are convertible at the option of the holder into a fixed number of the Company's common shares at a conversion price defined in the offering agreement. The Company used the net proceeds from the offering to repay the majority of the outstanding balance of the ING Terronera project facility (Note 11).

The Notes contain both a host debt component and an equity conversion option and were therefore accounted for as a compound financial instrument. The Company concluded that the conversion feature meets the "fixed-for-fixed" criterion and is classified in equity. The Notes contain an early-redemption feature held by the issuer allowing the Company to redeem the notes subsequent to 2027 if certain share price criteria have been met for a defined period. This feature met the criteria of an embedded derivative and was determined not to be closely related to the host debt contract and accordingly, it was separated and valued at fair value on initial recognition. At initial recognition, the liability component was measured as the present value of the future contractual cash flows discounted at the Company's estimated market borrowing rate for similar non-convertible debt, determined to be 8.9%. The residual amount, representing the equity and embedded derivative component, were recognized in contributed surplus and non-current derivative assets respectively.

The Company has allocated proceeds received on note offering as follows:

Component	Amounts
Liability component (discounted at 8.9%)	$237.2
Equity component (residual)	114.7
Embedded derivative related to early redemption option	(1.9)
Gross proceeds received	$350.0
Issuance costs	10.9
Net proceeds received	$339.1

Transaction costs were allocated to the liability and equity components and the embedded derivative on a proportionate basis with $7.4 allocated to the liability component and $3.5 allocated to the equity component.

As at December 31, 2025, the carrying amount of the liability component, net of allocated issuance costs was $231.2, reflecting the $1.5 accretion of the discount. The remainder of the instrument was allocated to the equity component at $111.1 net of allocated issuance costs, and the embedded derivative related to early redemption option $8.0 due to the $6.1 million revaluation recorded during the period (Note 22). The liability component is measured at amortized cost, with interest expense recognized using the effective interest rate, which reflects the 8.9% discount rate applied at inception. The equity component is not remeasured subsequent to initial recognition. Upon conversion, the liability component will be derecognized, and the equity component will be transferred to share capital together with the value of the shares issued, with no gain or loss recognized.